Wachovia Pipeline & MLP Symposium December 9, 2008 Curt Anastasio - CEO & President Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of both NuStar Energy
L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2007 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.
Forward Looking Statements
2

NuStar Energy L.P. is a leading publicly
traded growth-oriented partnership
(NYSE: NS)
General partner owned by NuStar GP
Holdings, LLC (NYSE: NSH)
One of the largest independent petroleum
pipeline and terminal operators in the U.S.
One of the largest asphalt refiners and
marketers in the U.S.
Large and diverse asset footprint with
operations in seven different countries
Experienced management team with
substantial equity ownership
NuStar Overview
3
NS NSH
IPO Date: 4/15/2001 7/19/2006
Annual Distribution/Unit: $4.23 $1.72
Yield (12/04/08): 11.59% 10.80%
Market Equity Capitalization: $1,988 million $677 million
Enterprise Value: $3,996 million $684 million
Total Assets (9/30/08): $4,932 million $586 million
Net Debt/Capitalization (9/30/08): 47.5% 0%
Debt/EBITDA (9/30/08): 3.9x n/a
83.8%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
35,669,951 NSH Units
Public Unitholders
44,210,016 NS Units
16.2%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
6,878,920 NSH Units
NYSE:  NSH
NYSE: NS

Canada
Point Tupper
Nova Scotia
Tacoma
Vancouver (2)
Portland
Pittsburg Asphalt
Benicia
Selby
Stockton
Reno
Los Angeles
Rawlins
Denver
Colorado Springs
Rosario Asphalt
Albuquerque
Alamogordo
El Paso
Mandan BNRR
Jamestown (North)
Jamestown (East)
Moorhead
Sauk Centre
BNRR
Twin Cities (Roseville)
Aberdeen
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Cheyenne Wells
Concordia
Salina
Hutchinson
Hooker
Clawson
Catoosa Asphalt
Wynnewood
Wasson
Amarillo
Dixon
Wichita Falls
Ringgold
Southlake
Abernathy
Lubbock
San Antonio East
San Antonio South
Houston Asphalt
Pettus
Mont Belvieu
Hobby
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Burgos Basin (PEMEX)
Brownsville
Milwaukee
Blue Island
Indianapolis
St. James
Westwego
Moundville
Montgomery
Albany
New Haven
Bronx
Linden (2)
Perth Amboy
Paulsboro
Baltimore
Baltimore
Andrews AFB
Salisbury
Dumfries
Piney Point
Hopewell
Virginia Beach
Bristol
Charlotte
Wilmington
Gainsville
Gwinnett
Fulcro
Bremen
Lithonia
Charleston
Macon
Savannah
Brunswick
Jacksonville
Tampa
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
RI
NJ
DE
MD
Mexico
LEGEND
Headquarters/International Office
NuStar Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
UK and Amsterdam
Norway
Denmark
Ireland
United Kingdom
Netherlands
Germany
Belgium
France
Caribbean
Netherland Antilles
St. Eustatius

Assets Stats:
8,503 miles of crude oil and refined
product pipelines*
85 terminal facilities and four crude
oil storage tank facilities
Over 90 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Asset Overview
4
*  On December 1, 2008, NuStar sold a portion of its interest in the Skelly Belvieu Pipeline Company, LLC for approximately $36 million representing approximately 560 miles of pipeline

37%
35%
28%
Expected Percent of 2008 Segment
Operating Income
Diversification of operations provide various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s operating income in 2008 expected to come from stable, fee-based operations
Remainder of operating income relates to margin-based asphalt and fuels marketing operations
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil Marketing
Bunkering/Other
Diversified Operations
5

Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Magellan Midstream
IMTT
SemGroup
Teppco
Plains All American
Sunoco Logistics
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world
The CITGO Asphalt Refining Co. acquisition added 4.8 million barrels of storage
Portfolio of terminal expansion projects expected to contribute around 8.5 million barrels of storage capacity
Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16 18
20 21
29
33
33
35
37
57
82
92
103
137
NuStar’s Expected Additional Capacity from
New Projects by May 2009
NuStar’s Current Capacity including the CITGO
Asphalt Refining Company Acquisition
Source:  Company Websites & Management Presentations
6

Consistent Distribution
Growth Since IPO
$4.23
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NuStar Energy L.P.
Annual Distribution Increases Since IPO
(Dollar Per Unit)
NuStar Energy L.P. increased the 3rd quarter 2008 distribution by 7.4% to $1.0575 per unit, or $4.23 per unit on an annual basis
Strong coverage ratio of 2.72 times applicable to the limited partners
NuStar GP Holdings, LLC increased the 3rd quarter 2008 distribution by 19.4% to $0.43 per unit, or $1.72 per unit on an annual basis
~8.4% CAGR
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NuStar GP Holdings, LLC
Annual Distribution Increases Since IPO
(Dollar Per Unit)
$1.28
$1.38
$1.72
2006 2007 2008
~16% CAGR
**
7

-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
12/31/07 2/25/08 4/22/08 6/17/08 8/13/08 10/8/08 12/4/08
NuStar’s 2008 YTD Returns Holding Up Well
Compared to the Market Indexes and Peers
NS (26)%
S&P 500 (41)%
AMZ Index (40)%
NSH Peers (52)%
NSH (40)%
2008 Total Returns
Despite the market meltdown and volatility in the sector, NuStars’ 2008 year-to-date total returns are holding up well compared to the market indexes and peers
In recent months, in the face of ongoing credit market turmoil, investors have begun to reward and differentiate companies with more pristine balance sheets
Source:  Barclay’s Capital
8
___________________________
Note:  NSH GP Peers Total Return Index is weighted on market capitalization of each company and includes the following companies: AHD, AHGP, BGH, EPE,
ETE, HPGP,  MGG, and NRGP.

Asphalt Overview 9

U.S. asphalt demand in 2008 has remained below last
year’s levels, however, reduction in supply more than
offset the negative impact of reduction in demand
resulting in higher asphalt prices and margins
Although 2008 YTD U.S. demand was lower by around 13%
compared to 2007 YTD, U.S. asphalt production was lower by
11% and imports were down by nearly 40% resulting in
inventories being down over 26%
Significant decline in product prices and seasonality of
business expected to result in weaker
4th
quarter
Continue to expect the same factors that caused the
asphalt markets to be tight in 2008 to be present in 2009
Competitor in PADD I has discontinued producing asphalt
Venezuela has not exported any asphalt to the U.S. since
January 2008
Weak gasoline cracks resulted in production run cuts in the
U.S. Mid-West/Mid-Continent regions
Expect asphalt demand to be slightly lower in 2009 versus
2008
Second stimulus package that funds additional highway
projects could benefit asphalt demand in 2009 and beyond
Lower crude oil and lower asphalt prices could also be positive for asphalt demand
Coker projects should start to impact asphalt markets in
2010 and 2011 as they come online
U.S. Asphalt Inventories (000 barrels)
Source of data for graphs:  U.S. Energy Information Administration and New Jersey Department of Transportation
Asphalt Fundamentals
NJ Asphalt Cement Price Index
($ per short ton)
10
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.
$100
$200
$300
$400
$500
$600
$700
$800
$900
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 5-Year Average

Significant infrastructure needs in the U.S.
Major increase in road investment needed to
accommodate growing demand on nation’s
surface transportation system
Paving demand accounts for the majority, or
around 85%, of total U.S. asphalt demand
Re-roofing projects account for majority of asphalt
roofing demand versus new builds
Roofing demand only accounts for around 10%
of total U.S. asphalt demand
U.S. is only spending a fraction of what it should
to maintain roads
Estimated that the nation’s total infrastructure
funding needs over a five-year period will
approach $1.6 trillion**
$116 billion needed annually to maintain and
upgrade our nation’s roads and bridges**
*    Source:  National Surface Transportation Policy & Revenue Commission
**  Source:  “Investing in the Changing Face of Infrastructure,” Wachovia Capital Markets, LLC. November 2008
U.S. invests less than 1% of GDP on infrastructure, versus 9% for China, and about 3.5% in Australia and
India**
China’s recent announcement to spend $586 billion (close to 15%) of its GDP on infrastructure contrasts with United States’ under investment in infrastructure**
Infrastructure Needs in the U.S. to Drive
U.S. Asphalt Demand
11
2007 U.S. Usage by Type of Asphalt
Asphalt Cement
74%
Roofing
Asphalt
Modified
Asphalt
11%
7%
Emulsified
Asphalt
5%
Cutback/Misc.
Asphalt 3%
Total Usage of Asphalt = 30,403,367 tons
Source: Asphalt Institute Usage Report

2005 2006 2007 2008 2009
Highway construction expenditures are dependent upon spending by federal, state and local governments and from the private sector
Current federal highway funding bill passed in August 2005 (i.e.
SAFETEA-LU) fully funded through 2009
Bipartisan victory on recent $8 Billion payback to the Highway Trust
Fund, which fully funds the account through 2009
Federal funds typically require states to match some portion of the federal contribution as an incentive to spend more on road
construction
States are expecting comparable funding in 2009 as they received in
2008
States will lose matched federal funding if they don’t spend money on highways
Status of U.S. Highway Funding
Second Stimulus Package Expected to Benefit Asphalt Demand
12
* Source: NAPA - National Asphalt Pavement Association ** Source: Bureau of Transportation Statistics *** Source: American Associate of State Highway Transportation
Annual Federal Highway Funding Under
SAFETEA-LU ($ in billions)*
$37.1
$38.1
$40.4
$41.8 $42.0
~$200 billion in
total Highway
Funding
SAFETEA-LU expires at the end of FY 2009
Congress to begin debate on how to fund the reauthorization in early 2009
Chairman of the House Transportation and Infrastructure Committee seeking $300-500 Billion
Funding options
Federal gas tax increase, indexing user fees for inflation adjustment, bonds, tolls
Possible $300 to $500 billion in tax cuts, infrastructure spending and various types of subsidies and grants from a second economic stimulus package could augment highway funding
Package could include approximately $18 billion or more in transportation infrastructure investments, encompassing over 3,000 projects and supporting over half a million jobs, which could be under contract in less than 90 days***
Would be a big victory for the Obama Administration in first 30 days
Favorable possibility of 100% federal financing– no matching criteria

Current U.S. Coker Capacity Projects: (Includes firm and probable expansions)
Impact of Coker Projects Still Intact
Despite Some Projects Delayed/Cancelled
Source:  PIRA Refinery Database; Company Information
13
No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                           8.0                         1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                           10.0                       1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                         75.0                       1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                           -                       3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                         -                       4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0 11.0 4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                         -                       4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                         -                       1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                           11.0                       2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                           -                       2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                           -                       4Q 2008 Firm
12 Sinclair - Tulsa, Oklahoma II 28.5                         -                       2Q 2009 Firm
13 Valero - St. Charles, Lousiana III 10.0                         45.0                       3Q 2009 Firm
14 Marathon - Garyville, Louisiana III 44.0                         180.0                     4Q 2009 Firm
15 Hunt - Tuscaloosa, Alabama III 18.5                         15.0                       3Q 2010 Firm
16 ConocoPhillips - Wood River, Illinois II 65.0                         55.0                       1Q 2011 Firm
17 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                         -                       1Q 2011 Probable
18 Motiva - Port Arthur, Texas III 40.0                         325.0                     1Q 2011 Firm
19 Pasadena Refining System - Pasadena, Texas III 29.0                         100.0                     2Q 2011 Probable
20 BP - Whiting, Indiana II 95.0                         30.0                       1Q 2012 Firm
21 ConocoPhillips - Borger, Texas III 20.0                         34.0                       2Q 2012 Probable
22 ConocoPhillips - Wood River, Illinois II 30.0                         25.0                       2Q 2013 Probable
23 BP/Husky - Toledo, Ohio II 25.0                         -                       4Q 2013 Firm / Delayed
24 Marathon - Detroit, Michigan II 28.0                         13.0                       TBD Firm / Delayed
Total US Expansion 603.7                       937.0
Most of the coker projects on our list are either already complete or have a high likelihood of completion (i.e. firm projects)
The few projects that have been either cancelled or delayed were small in scope and/or were at the back end of our list (i.e. in
2013)
Additional coker capacity additions of around 604,000 barrels per day only slightly lower than the 650,000 barrels per day previously expected
Asphalt markets have already begun to tighten and asphalt margins should continue to increase as more coker projects are completed

Financial Overview 14

Total Capital In-Service Dates
Major Projects Investment 1Q08 2Q08 3Q08 4Q08 2009
Major Projects Completed in Late 2006 & 2007 $92.0
Amsterdam Expansion – Partial P1 37.8
St. Eustatius Expansion – P3 20.2
Texas City, TX Expansion 21.1
St. James, LA Expansion 25.6
Linden, NJ Pipeline Expansion 7.7
Jacksonville, FL Expansion 20.5
Amsterdam Expansion – Partial P1          37.8
Amsterdam Expansion – Option 1 5.3
St. James, LA Expansion 26.5
Amsterdam Expansion – Option 2 29.2
Texas City, TX Expansion    13.5
Asphalt/Heavy Fuel Oil Projects 35.0
Storage and Pipeline Projects 46.0
Total                                     ~$415
(Dollars in Millions)
P = Phase
$400 million construction program nearly complete with around $40 million of capex left to be spent by
May 2009
Full year contribution from construction program around $45 million of operating income
Plenty of opportunities to grow the business with around $500 million of new internal growth project ideas and acquisition targets over the next few years
Not obligated to push forward on these projects and can scale back as necessary
Budgeted around $80 million of internal growth capex in 2009 until we see more clearly how the financial crisis resolves itself
Completed
Completed
Completed
Completed
Completed
Completed
Completed
Completed
$400 million Construction Program Nearly Complete –
Expect $80 million of internal growth projects in 2009
Completed
Completed
Completed
15

$1.25 billion Credit Facility $711.9
NuStar Logistics Notes (7.65%) $349.3
NuStar Logistics Notes (6.875%) 99.9
NuStar Logistics Notes (6.05%) 229.6
Kaneb Ops. Notes (5.875%) 259.4
Kaneb Ops. Notes (7.75%) 274.1
Other Debt 127.3
Total Debt $2,051.5
Total Partners’ Equity 2,266.2
Total Capitalization $4,317.7
(Dollars in Millions)
Standard & Poor’s - BBB- (Outlook Negative)
Moody’s - Baa3 (Outlook Negative)
Fitch - BBB- (Outlook Negative)
Debt/EBITDA (9/30/08) – 3.9x
Debt/Capitalization (9/30/08) – 47.5%
NuStar Energy L.P. Balance Sheet
Continues to be Solid
2009 $0.7
2010 $0.8
2011 $0.8
2012 $1,100*
2013 $481
2014 $1.0
*  Primarily includes maturity of $712 million revolver
balance and $350 million of senior notes
Total Bank Credit $1,228
Less:
Borrowings $(640)
Letters of Credit $(67)
Revolver Liquidity $521
Capital Structure (9/30/08)
Credit Summary
Long-Term Debt Maturities (9/30/08)
Current Revolver Availability
16
Due to lower working capital requirements and additional
debt reduction, we now expect our availability under our
revolver to be over $550 million by year end

Continue to expect 2008 to be a record year with the highest annual earnings in the partnership’s history
Fourth quarter 2008 earnings expected to be significantly lower than the third quarter
2008 earnings and the current fourth quarter 2008 consensus estimate
Primarily driven by rapid decline in product prices since mid-September, which has outpaced the slower decline in NuStar’s weighted average cost of goods sold causing margins to compress more than expected
Significant decline in crude oil prices has pushed all product prices considerably lower
Also driven by seasonality of the asphalt business where demand for asphalt paving declines in the winter months
Expect 2008 EBITDA contribution from asphalt business to be lower than previously expected
Believe transportation and storage businesses will hold up well in the fourth quarter of 2008 despite volumes being impacted by turnarounds at a couple of Valero Energy’s refineries we serve
2009 EBITDA should be comparable to 2008 EBITDA
Should benefit in 2009 from slightly better results from our transportation and storage segments partially offset by weaker results from our asphalt operations
Business Outlook
17

Continue to Expect Transportation
Segment to Perform Well in 2009
18
Transportation Segment (Refined Product & Crude
Oil Pipelines):
Expect 4Q08 transportation business segment volumes
to be lower by around 4% compared to 3Q08 primarily
due to turnarounds at three Valero Energy refineries we
serve
Despite lower volumes, 4Q08 transportation revenues only
expected to decline by around 1%
While we expect to be impacted by weaker demand next
year, total throughput volumes on our transportation
segment should be comparable in 2009 vs. 2008
New pipeline project and incremental refined product
volumes in 2009 as well as fewer refinery operational issues forecasted to occur in 2009 are the primary reasons why
volumes are expected to be comparable in 2009 despite
weaker demand
Based on the Producer Price Index through October 2008 plus 1.3%, forecasting an 8 percent increase on the tariffs we charge our customers on nearly all of our pipelines effective July 1, 2009
Increased the tariff by 5.2% effective July 1, 2008 based on last year’s producer price index

Also Expect Storage
Segment to Perform Well in 2009
19
Storage Segment (Crude Oil Storage and Refined
Product Terminals):
While 4Q08 storage throughputs are expected to be
flat compared to 3Q08, revenues should be higher by
around 3% primarily due to additional expansion
projects coming on-line
Most of NuStar’s storage business, or nearly 70% of
storage lease revenues, is based on long-term
contracts
33% of the contract revenue is one year or less, 25% is
three years or less but greater than one year, 24% is five
years or less but greater than three years and the
remainder, or 18%, is greater than five years
Over 90% of the contracts under the $400 million construction program are five to ten years
It would take a significant decline in demand to impact
our total storage revenues since most of our business is
contractual versus throughputs
A 10% reduction in storage demand would result only in a 1%
decrease in total storage revenues
Expect to continue to benefit from $400 million construction program in 2009 based on a full 12 month contribution from the majority of the projects

Optimize Financial
Position
Grow Distribution
NuStar’s Strategies for
Maximizing Value in 2009
Margin-Related Business
Manage proportion of assets from
fee-based and margin-based
businesses
Studying measures to reduce
volatility of asphalt business
Improve Inventory and Margin
Management
Selectively hedge inventory
positions and margins
Continue to maintain a higher
coverage ratio (2:1 ratio) on
asphalt cash flows
Promote Training
Provide Employee
Recognition
Internal Growth
Manage Volatility of
Margin-Related
Businesses
Continue To
Strengthen
Corporate Culture
Community
Involvement
Create World Class
Environment
Operational
Excellence
20
Capital Discipline
and Project
Execution
Maintain Investment
Grade Rating &
Eliminate Negative
Outlook

One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
One of the largest asphalt refiners and marketers in the U.S.
Large and diversified asset footprint in the U.S. and internationally with substantial internal growth opportunities
One of a few partnerships to have a large international presence
$400 million construction program expected to be complete by May 2009
Plenty of opportunities to grow the business with around $500 million of new internal growth project ideas and acquisition targets over the next few years
One of only a few partnerships with incentive distribution rights capped at 25%
Lower cost of capital provides NuStar Energy L.P. a competitive advantage
Investment grade rating and demonstrated access to capital in difficult markets
Experienced management team with substantial ownership and insider buying
Strong earnings expected in 2008
Growth expected to continue to allow NuStar Energy L.P. and NuStar GP Holdings, LLC to provide future distribution increases
Investment Highlights
21

Appendix 22

U.S. Asphalt Supply/Demand Fundamentals
(Through September 2008)
23
Total U.S. Asphalt Inventories (000s Barrels) Total U.S. Asphalt Demand (000s Barrels)
Source:  U.S. Energy Information Administration Source:  U.S. Energy Information Administration
Total U.S Asphalt Production (000s Barrels) Total U.S Asphalt Imports (000s Barrels)
Source:  U.S. Energy Information Administration Source:  U.S. Energy Information Administration
U.S. Asphalt Inventories:    Through September 2008, U.S. asphalt inventories were down 26.0%
U.S. Asphalt Demand:        Through September 2008, U.S. asphalt demand was down 13.3%
U.S. Asphalt Production:     Through September 2008, U.S. asphalt production was down 11.0%
U.S. Asphalt Imports:          Through September 2008, U.S. asphalt imports were down 39.8%
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.
5,000
10,000
15,000
20,000
25,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.
10,000
15,000
20,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 3-Year Avg.
0
1,000
2,000
3,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.

$10.00
$30.00
$50.00
$70.00
$90.00
$110.00
$130.00
Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08
NuStar’s Crude Oil Feedstocks
Continue to Sell at Deep Discounts
Venezuelan crudes that NuStar is buying continue to sell at significant discounts
BCF-13 and Boscan crude oils are excellent asphaltic crudes purchased at a deep-discount to sweet crudes (i.e. WTI) and to other heavy-sour crudes (i.e. Mexican Maya)
Crude feedstocks are ideal to run at NuStar’s refineries since they produce a high yield of asphalt
Monthly Comparative Crude Oil Prices ($ per barrel)
WTI * Mexican Maya *
BCF-13 ** Boscan **
* Source: Platts
** Source:  Company
Spread b/w WTI and
Venezuelan crudes
currently around $15
to $20 per barrel.
24